EXHIBIT 24





                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:
              That I, Robert G. Potter, of St. Louis County, State of Missouri, Chairman and Chief Executive Officer (Principal Exec-utive Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto be filed with the Commis-sion under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's secu-rities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replace-ment Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and execut-ing any of said documents.
              Witness my hand this 25th day of August, 1997



                                              /S/ ROBERT G. POTTER
                                                  ROBERT G. POTTER





         STATE OF MISSOURI        )
                                  )    SS
         COUNTY OF ST. LOUIS      )

         On this 25th day of August, 1997, before me personally appeared Robert G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                              /S/ MARY K. MCBRIDE
                                                  NOTARY PUBLIC


         My Commission Expires:  2/12/98









































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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:
              That I, John C. Hunter III, of St. Louis County, State of Missouri, President and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Reg-istration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's secu-rities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto be filed with the Commission under the Act, covering the registration of the Company's securi-ties to be issued under the Solutia Inc. Employee Stock Pur-chase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securi-ties to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replace-ment Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Act, covering the registra-tion of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if person-ally present and executing any of said documents.
              Witness my hand this 25th day of August, 1997


                                            /S/ JOHN C. HUNTER
                                                JOHN C. HUNTER III





         STATE OF MISSOURI        )
                                  )    SS
         COUNTY OF ST. LOUIS      )

         On this 25th day of August, 1997, before me personally appeared John C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                              /S/ MARY K. MCBRIDE
                                                  NOTARY PUBLIC


         My Commission Expires:  2/12/98









































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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:
              That I, Robert A. Clausen, of St. Louis County, State of Missouri, Senior Vice President and Chief Financial Officer (Principal Financial Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commis-sion (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Compa-ny's securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Suc-cess Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and grant-ing unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.
              Witness my hand this 26th day of August, 1997


                                              /S/ ROBERT A. CLAUSEN
                                                  ROBERT A. CLAUSEN





         STATE OF MISSOURI        )
                                  )    SS
         COUNTY OF ST. LOUIS      )

         On this 26th day of August, 1997, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                              /S/ MARY K. MCBRIDE
                                                  NOTARY PUBLIC


         My Commission Expires:  2/12/98














































                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:
              That I, Roger S. Hoard, of St. Louis County, State of Mis-souri, Principal Accounting Officer of Solutia Inc. (the "Com-pany"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, con-stitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Com-pany's securities to be issued under the Solutia Inc. Manage-ment Incentive Replacement Plan and the Solutia Inc. Shared Success Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.
              Witness my hand this 25th day of August, 1997



                                              /S/ ROGER S. HOARD
                                                  ROGER S. HOARD





         STATE OF MISSOURI        )
                                  )  SS
         COUNTY OF ST. LOUIS      )



         On this 25th day of August, 1997, before me personally appeared Roger S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                              /S/ MARY K. MCBRIDE
                                                  NOTARY PUBLIC


         My Commission Expires:  2/12/98







































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